    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 14, 1998

                                                      REGISTRATION NO. 333-55935
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              DATALINK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MINNESOTA                            7373                            41-0856543
   (STATE OR JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                            ------------------------
                          7423 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55439
                                 (612) 944-3462
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                                 GREG R. MELAND
                            CHIEF EXECUTIVE OFFICER
                              DATALINK CORPORATION
                          7423 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55439
                                 (612) 944-3462
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

           JEFFREY C. ROBBINS, ESQ.                            JAMES C. MELVILLE, ESQ.
            MESSERLI & KRAMER P.A.                              MARY S. GIESLER, ESQ.
      150 SOUTH FIFTH STREET, SUITE 1800                  KAPLAN, STRANGIS AND KAPLAN, P.A.
         MINNEAPOLIS, MINNESOTA 55402                    90 SOUTH SEVENTH STREET, SUITE 5500
           TELEPHONE: (612) 672-3600                        MINNEAPOLIS, MINNESOTA 55402
                                                              TELEPHONE: (612) 375-1138


                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), check the following box: [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------
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                                                                        PROPOSED
                                                                        MAXIMUM                AMOUNT OF
                                                                       AGGREGATE              REGISTRATION
              TITLE OF SHARES TO BE REGISTERED                     OFFERING PRICE(1)             FEE(2)
------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value..............................          $32,890,000              $9,703.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o).
(2) The Registrant previously paid the registration fee with a prior filing of the Registration Statement.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.


     (a) Exhibits.


23.1     Updated Consent of PricewaterhouseCoopers LLP.
23.2     Updated Consent of Hansen, Jergenson, Nergaard & Co., LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on August 13, 1998.


                                          DATALINK CORPORATION


                                          By:      /s/ GREG R. MELAND

                                            ------------------------------------

                                                       Greg R. Meland


                                               President and Chief Executive
                                                           Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS, IN THE CAPACITIES AND ON THE DATES STATED.


                  SIGNATURE                                      TITLE                         DATE
                  ---------                                      -----                         ----

             /s/ GREG R. MELAND                  President and Chief Executive Officer    August 13, 1998
---------------------------------------------    and Director (Principal Executive
               Greg R. Meland                    Officer)

             /s/ GREG R. MELAND                  Chief Financial Officer (Principal       August 13, 1998
---------------------------------------------    Financial and Accounting Officer)
              Robert D. DeVere*

             /s/ GREG R. MELAND                  Director                                 August 13, 1998
---------------------------------------------
              Robert M. Price*

             /s/ GREG R. MELAND                  Director                                 August 13, 1998
---------------------------------------------
              James E. Ousley*

             /s/ GREG R. MELAND                  Director                                 August 13, 1998
---------------------------------------------
             Margaret A. Loftus*

             /s/ GREG R. MELAND                  Director                                 August 13, 1998
---------------------------------------------
               Paul F. Lidsky*



* Signed by Greg R. Meland as attorney-in-fact pursuant to a power of attorney dated June 3, 1998, included in Exhibit 24.1 of the Registration Statement.

                               INDEX TO EXHIBITS


EXHIBIT NUMBER                            DESCRIPTION                             PAGE NO.
--------------                            -----------                             --------
     23.1         Updated Consent of PricewaterhouseCoopers LLP...............
     23.2         Updated Consent of Hansen, Jergenson, Nergaard & Co., LLP...